UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2019

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	XPER	Nasdaq Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2019, the Company’s stockholders approved the Second Amended and Restated International Employee Stock Purchase Plan (the “Restated IESPP”).  The terms of the Restated IESPP are described in the Company’s Definitive Proxy Statement, filed on March 20, 2019 (the “Definitive Proxy Statement”).

The discussion of the terms of the Restated IESPP is qualified by the text of the Restated IESPP, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 3, 2019 in Westlake Village, California. All director nominees named in the Definitive Proxy Statement were reelected. The results of the matters voted on by the stockholders are set forth immediately below.

Proposal 1

To elect seven (7) members of the Board to hold office until the next annual meeting or until their successors are duly elected and qualified:

Director Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Darcy Antonellis	40,438,194	127,645	25,256	4,668,252

David C. Habiger	30,075,770	10,486,284	29,041	4,668,252

Richard S. Hill	26,410,453	14,092,438	88,204	4,668,252

Jon Kirchner	40,425,648	137,466	27,981	4,668,252

V. Sue Molina	40,138,519	425,295	27,281	4,668,252

George A. Riedel	40,113,496	450,178	27,421	4,668,252

Christopher A. Seams	38,361,902	2,199,951	29,242	4,668,252

Proposal 2

To approve the Xperi Corporation Second Amended and Restated International Employee Stock Purchase Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
40,413,656	118,595	58,844	4,668,252

Proposal 3

To hold an advisory vote on executive compensation:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,418,264	22,375,336	2,797,495	4,668,252

Proposal 4

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accountants of the Company for its year ending December 31, 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
44,549,120	641,160	69,067	0
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated International Employee Stock Purchase Plan (filed as Appendix A to the Registrant’s Definitive Proxy Statement, filed March 20, 2019, and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2019	Xperi corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer